UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F Unit B, Central 88, 88-89 Des Voeux Road Central,

Central, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 9086 7042

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market

Ordinary Shares	ACBA	NASDAQ Capital Market

Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Appointment of Directors

On November 8, 2021, DDC Enterprise Limited (“DDC”) appointed Conor Chia-Hung Yang, Matthew Gene Mouw and Sam Shih as three (3) new Independent Non-Executive Directors (“INEDs”) to its Board of Directors (its “Board”). The announcement for the appointment of the INEDs was made in a press release, dated November 8, 2021 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

The INEDs are qualified as independent directors under the director independence standards set forth by the U.S. Securities and Exchange Commission (the “SEC”) and applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”). There are no arrangements or understandings between the INEDs and any other person pursuant to which they were appointed as directors. There are no transactions involving the INEDs that are reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

Ace Global Business Acquisition Limited (“ACBA”) and DDC jointly issued the Press Release, which announces the initial filing of a preliminary proxy statement in connection with the previously announced business combination transaction between DDC and ACBA (“Business Combination”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated November 2021, which will be used by ACBA and DDC with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ACBA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 8.01	Other Items

On November 8, 2021, DDC appointed Dr. Malik Sadiq to its Advisory Board (the “Advisory Appointment”). The announcement of the Advisory Appointment was made in the Press Release, which is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Important Information and Where to Find It

In connection with the proposed Business Combination, ACBA filed relevant materials with the SEC, including a proxy statement on Schedule 14A, including a preliminary proxy statement. Promptly after filing its definitive proxy statement with the SEC, ACBA will mail or email the definitive proxy statement and a proxy card to each shareholder entitled to vote at the meeting of its shareholders relating to the Business Combination and the transactions contemplated therewith.

INVESTORS AND SHAREHOLDERS OF ACBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION TRANSACTION THAT ACBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACBA, DDC AND THE BUSINESS COMBINATION.

Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at www.sec.gov or by directing a request to ACBA at 6/F Unit B, Central 88, 88-89 Des Voeux Road Central, Central, Hong Kong. This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business combination. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ACBA, DDC and their respective directors and officers and representatives or affiliates may be deemed participants in the solicitation of proxies of ACBA’s shareholders in connection with the Business Combination and the transactions contemplated therein. ACBA’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ACBA in the final prospectus of ACBA, which was filed with the SEC on April 5, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACBA’s shareholders in connection with the Business Combination will be set forth in the proxy statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that ACBA intends to file with the SEC and other documents furnished or filed with the SEC by ACBA.

DDC and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ACBA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Business Combination, including integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on ACBA’s and DDC’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination, including the termination of the share exchange agreement effecting the Business Combination (the “Share Exchange Agreement”); (2) the outcome of any legal proceedings that may be instituted against ACBA and DDC following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of ACBA and DDC, certain regulatory approvals, or satisfy other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Share Exchange Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on DDC’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of ACBA’s shares of its Common Stock on Nasdaq following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of DDC to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that ACBA or DDC may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to DDC; (13) risks related to the organic and inorganic growth of DDC’s business and the timing of expected business milestones; (14) the amount of redemption requests made by ACBA’s shareholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of ACBA for its initial public offering dated March 29, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed Business Combination, including those under “Risk Factors” therein, and in ACBA’s other filings with the SEC. ACBA cautions that the foregoing list of factors is not exclusive. ACBA and DDC caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ACBA and DDC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated November 8, 2021.
99.2	Investor Presentation, dated November 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 8, 2021.
99.2	Investor Presentation, dated November 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 8, 2021

Ace Global Business Acquisition Limited (Registrant)

By:	/s/ Eugene Wong
Name:	Eugene Wong
Title:	Chief Executive Officer